Supplement

THE WEITZ FUNDS

(the “Trust”)

Conservative Allocation Fund

Core Plus Income Fund

Large Cap Equity Fund

Multi Cap Equity Fund

Partners III Opportunity Fund

Short Duration Income Fund

Ultra Short Government Fund

(each a “Fund” and, collectively, the “Funds”)

Supplement dated April 1, 2026 to the Prospectus and Statement of Additional Information of the Funds, each dated July 31, 2025

The Board of Trustees has approved various changes to the Trust’s service providers. The following changes are effective April 1 2026.

•	Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 is the Funds’ sub-administrator and performs accounting services, pursuant to a Sub-Accounting and Sub-Administration Services Agreement between Weitz Investment Management, Inc. and Ultimus. Ultimus receives a monthly fee plus reimbursement for out-of-pocket expenses that are incurred. All references to Citi Fund Services Ohio, Inc. as the Funds’ sub-administrator including the performance of accounting services, are hereby deleted.

•	Brown Brothers Harriman & Co., located at 140 Broadway, New York, NY 10005 is the Funds’ custodian. All references to Citibank, N.A. (“Citi”) as the Funds’ custodian are hereby deleted.

•	Mitsubishi UFJ Trust and Banking Corporation, located at 1221 Avenue of the Americas, 10th Floor, New York, NY 10020 is the Funds’ securities lending agent. All references to Citi as the Funds’ securities lending agent are hereby deleted.

Investors should retain this supplement for future reference.

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